As filed with the Securities and Exchange Commission on February 29, 2000.

                                                                     File Nos.
                                                                      33-01212
                                                                      811-4450

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.

      Post-Effective Amendment No.   20                        (X)

                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.   21                                       (X)

                         FRANKLIN TEMPLETON GLOBAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (650) 312-2000

        MURRAY L. SIMPSON, 777 MARINERS ISLAND BLVD. SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]   immediately upon filing pursuant to paragraph (b)
[X]   on March 1, 2000 pursuant to paragraph (b)
[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   on (date) pursuant to paragraph (a)(2) of rule 485



If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.








Prospectus

FRANKLIN
TEMPLETON
GLOBAL TRUST

CLASS A

INVESTMENT STRATEGY
GLOBAL INCOME

FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
FRANKLIN TEMPLETON HARD CURRENCY FUND


MARCH 1, 2000










[Insert Franklin Templeton Ben Head]
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


CONTENTS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

THE FUNDS


 2    Franklin Templeton
      Global Currency Fund

11    Franklin Templeton
      Hard Currency Fund

20    Distributions and Taxes


YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]


21    Sales Charges

24    Buying Shares

26    Investor Services

29    Selling Shares

31    Account Policies

34    Questions


FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

      Back Cover

FRANKLIN TEMPLETON
GLOBAL CURRENCY FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES


GOAL The fund's investment goal is to maximize total return through a combination of interest income and changes in the fund's net asset value due to changes in currency exchange rates.

PRINCIPAL INVESTMENT STRATEGIES The fund invests in high-quality, short-term money market instruments denominated in foreign and domestic currencies. The manager may vary its emphasis between interest income and currency appreciation from time to time.

[Begin callout]
MAJOR CURRENCIES include the Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, the euro, French franc, German mark, Greek drachma, Irish punt, Italian lira, Japanese yen, New Zealand dollar, Norwegian krona, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.
[End callout]

Money market instruments are issued by foreign and domestic governments, financial institutions, corporations and other entities to borrow money. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed at maturity. To try to reduce credit and interest rate risk to its portfolio, the fund maintains a weighted average portfolio maturity of 120 days or less and only buys money market instruments:


o  with effective maturities of one year or less at the time of purchase, and

o that the manager considers comparable in quality to instruments rated in the top two ratings by U.S. nationally recognized rating services or issued by companies with an outstanding unsecured debt issue rated in the top two ratings.


Under normal market conditions, the fund invests at least 65% of its total assets in money market instruments denominated in any combination of three or more major currencies and does not intend to invest more than (i) 50% in instruments denominated in any one major currency, other than the U.S. dollar,
(ii) 5% in instruments denominated in any one non-major currency, or (iii) 25% in instruments denominated in non-major currencies.

The fund's investments may include a significant amount of euro-denominated instruments. The European Economic and Monetary Union introduced the euro on January 1, 1999. By July 1, 2002, the euro will have replaced the national currencies of the following countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro and the new European Central Bank has control over each country's monetary policies. The government of each of these countries, however, continues to have the authority to set its own tax and spending policies and public debt levels.

To gain exposure to a foreign currency when the availability of instruments denominated in that currency is low or when the manager believes it may be more efficient than a direct investment in a foreign currency-denominated instrument, the fund may invest in a combination of forward currency contracts and U.S. dollar-denominated money market instruments. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. When combined with an investment in a U.S. dollar-denominated money market instrument, the manager attempts to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument

The fund also may invest in forward currency contracts to try to hedge (protect) against currency exchange rate fluctuations. While forward currency contracts may reduce the risk of loss from a change in value of a currency, they also limit any potential gains and do not protect against fluctuations in the value of the underlying instrument.

           THE VALUE OF FUND SHARES WILL FLUCTUATE. THE FUND IS NOT A
                 SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND.

[Insert graphic of chart with line going up and down] MAIN RISKS

CURRENCY Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment denominated in that currency loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Currency management strategies may substantially change the fund's exposure to exchange rates and could result in losses to the fund if currencies do not perform as the manager expects. There is no assurance that the manager's use of currency management strategies will benefit the fund or that they will be, or can be, used at appropriate times.

[Begin callout]
Because currency exchange rates fluctuate, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]

EURO. The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers whose securities the fund may hold, or the impact, if any, on fund performance. The fund's non-U.S. dollar (euro or other) denominated investments will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FOREIGN MONEY MARKET INSTRUMENTS Money market instruments of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

COUNTRY. General money market movements in any country where the fund has investments are likely to affect the value of the instruments the fund owns that are denominated in that country's currency. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Foreign money markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

To the extent the fund invests in developing or emerging money markets, its investments in such markets will be subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support money markets.

COMPANY. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their money market instruments may not be as liquid as money market instruments of similar U.S. companies. Foreign trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. investments in U.S. courts.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT It is possible that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect the instrument's value and, thus, impact fund performance.

INTEREST RATE When interest rates rise, the price of money market instruments may fall. The opposite is also true: the price of money market instruments may rise when interest rates fall. In general, instruments with longer maturities are more sensitive to these price changes.

DERIVATIVE SECURITIES Forward currency contracts are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. To the extent the fund enters into these contracts, their success will depend on the manager's ability to predict market movements.

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the money market instruments of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or money market instruments, which may result in greater fluctuation in the value of the fund's shares. The fund, however, intends to meet certain tax diversification requirements.

YEAR 2000 At this date, it appears neither the fund's operations nor the issuers of its portfolios securities were adversely affected by Year 2000 computer-related problems. However, Year 2000 problems could still emerge. If an issuer in which the fund is invested develops problems related to Year 2000, the price of its securities may be adversely affected, and this may have an adverse effect on the fund's performance.

Year 2000 has been one of the many factors the manager considers when making investment decisions. The manager reviewed public filings and other statements made by issuers about their Year 2000 readiness, but could not audit each issuer to verify its readiness. Although the risk of the Year 2000 problem should decrease over time, especially after the leap day of February 29, 2000, the possibility remains that the fund and the issuers in which it is invested may be adversely affected by Year 2000 problems until all of their various data processing activities for the year have been completed.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]


[Insert graphic of bull and bear] ERFORMANCE


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS 1


[Insert bar graph]


 14.44%   7.61%   3.63%   6.03%   8.07%   5.02%   2.76%  -4.54%   7.21%  -1.39%
   90      91      92      93      94      95      96      97      98      99
                                      YEAR


[Begin callout]
BEST
QUARTER:

Q2 '92
7.81%

WORST
QUARTER:

Q4 '92
-3.84%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                    1 YEAR    5 YEARS  10 YEARS
--------------------------------------------------------------------------------


Franklin Templeton Global Currency Fund - Class
A 2                                                  -3.63%     1.26%     4.53%

J.P Morgan Three Month Global Cash Index 3, 4        -3.83%     1.95%     5.44%

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. The J.P. Morgan Three Month Global Cash Index is replacing the Salomon Brothers World Market Index as the fund's benchmark. The Salomon Brothers World Money Market Index no longer exists.
4. Source: Standard & Poor's Micropal. The unmanaged J.P. Morgan Three Month Global Cash Index measures the performance of euro-currency deposits in 11 global markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) as a percentage of offering price           2.25%

 Load imposed on purchases                                              2.25%

 Maximum deferred sales charge (load)                                   None 1

Exchange fee 2                                                          $5.00


Please see "Sales Charges" on page 21 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Management fees                                                         0.65%

Distribution and service (12b-1) fees                                   0.19%

Other expenses                                                          0.29%
                                                                     -----------

Total annual fund operating expenses                                    1.13%
                                                                     ===========

1. Except for investments of $1 million or more (see page 21) and purchases by certain retirement plans without an initial sales charge.
2. This fee is only for market timers (see page 32).


EXAMPLE


This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;

o  Your investment has a 5% return each year;

o  The fund's operating expenses remain the same; and

o  You sell your shares at the end of the periods shown.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
                                  $338 1      $576        $833        $1,569


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $235 billion in assets.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance and is responsible for the day-to-day management of the fund.



The fund pays Advisers a fee for managing the fund's assets. For the fiscal year ended October 31, 1999, the fund paid 0.65% of its average daily net assets to the manager for its services.


[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


                                                 YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                        1999 2    1998     1997    1996     1995
--------------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of year      12.06    12.10    12.80    13.67   14.14
                                       -----------------------------------------

 Net investment income                    .41      .50      .49      .69    1.29

 Net realized and unrealized gains
  (losses)                               (.39)    (.07)    (.68)    (.54)  (.49)
                                       -----------------------------------------

Total from investment operations          .02      .43     (.19)     .15     .80
                                       -----------------------------------------

 Distributions from net investment
  income                                 (.16)    (.28)       -     (.71) (1.27)

Tax return of capital                    (.20)    (.19)    (.51)    (.31)    -
                                       -----------------------------------------

Total distributions                      (.36)    (.47)    (.51)   (1.02) (1.27)
                                       -----------------------------------------

Net asset value, end of year            11.72    12.06    12.10    12.80   13.67
                                       =========================================

Total return (%) 1                        .18     3.71    (1.46)    1.27    6.05

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)     27,173   33,703   41,795  50,773  59,942

Ratios to average net assets: (%)

 Expenses                                1.13     1.19     1.10      .99     .99

 Net investment income                   3.44     4.08     4.01     4.30    5.29

Portfolio turnover rate (%)               .00      .00      .00      .00   46.05

1. Total return does not include sales charges.
2. Based on average weighted shares outstanding.


FRANKLIN TEMPLETON
HARD CURRENCY FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to protect against depreciation of the U.S. dollar relative to other currencies.


PRINCIPAL INVESTMENT STRATEGIES The fund normally invests in high-quality, short-term money market instruments denominated in foreign major currencies of countries that historically have experienced low inflation rates and, in the manager's opinion, follow economic policies favorable to continued low inflation rates and currency appreciation versus the U.S. dollar over the long-term. Not all foreign major currencies will meet these criteria at any given time.


The fund tries to expose 100% of its net assets to foreign currencies. Under normal market conditions, the fund will not expose more than 50% of its total assets to any one foreign currency.


[Begin callout]
FOREIGN MAJOR CURRENCIES include the Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, the euro, French franc, German mark, Greek drachma, Irish punt, Italian lira, Japanese yen, New Zealand dollar, Norwegian krona, Spanish peseta, Swedish krona and Swiss franc. [End callout]

Money market instruments are issued by foreign and domestic governments, financial institutions, corporations and other entities to borrow money. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed at maturity. To try to reduce credit and interest rate risk to its portfolio, the fund maintains a weighted average portfolio maturity of 120 days or less and only buys money market instruments:


o  with effective maturities of one year or less at the time of purchase, and

o that the manager considers comparable in quality to instruments rated in the top two ratings by U.S. nationally recognized rating services or issued by companies with an outstanding unsecured debt issue rated in the top two ratings.


The fund's investments may include a significant amount of euro-denominated instruments. The European Economic and Monetary Union introduced the euro on January 1, 1999. By July 1, 2002, the euro will have replaced the national currencies of the following countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro and the new European Central Bank has control over each country's monetary policies. The government of each of these countries, however, continues to have the authority to set its own tax and spending policies and public debt levels.

To gain exposure to a foreign currency when the availability of instruments denominated in that currency is low or when the manager believes it may be more efficient than a direct investment in a foreign currency-denominated instrument, the fund may invest in a combination of forward currency contracts and U.S. dollar-denominated money market instruments. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. When combined with an investment in a U.S. dollar-denominated money market instrument, the manager attempts to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.

The fund also may invest in forward currency contracts to try to hedge (protect) against currency exchange rate fluctuations. While forward currency contracts may reduce the risk of loss from a change in value of a currency, they also limit any potential gains and do not protect against fluctuations in the value of the underlying instrument.

 THE VALUE OF FUND SHARES WILL FLUCTUATE. THE FUND IS NOT A SUBSTITUTE FOR A
                        U.S. DOLLAR MONEY MARKET FUND.


[Insert graphic of chart with line going up and down] MAIN RISKS


CURRENCY Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Currency management strategies may substantially change the fund's exposure to exchange rates and could result in losses to the fund if currencies do not perform as the manager expects. There is no assurance that the manager's use of currency management strategies will benefit the fund or that they will be, or can be, used at appropriate times.


[Begin callout]
Because currency exchange rates fluctuate, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. [End callout]


EURO. The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers whose securities the fund may hold, or the impact, if any, on fund performance. The fund's non-U.S. dollar (euro or other) denominated investments will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FOREIGN MONEY MARKET INSTRUMENTS Money market instruments of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

COUNTRY. General money market movements in any country where the fund has investments are likely to affect the value of the instruments the fund owns that are denominated in that country's currency. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Foreign money markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

COMPANY. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their money market instruments may not be as liquid as money market instruments of similar U.S. companies. Foreign trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. investments in U.S. courts.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect the instruments value and, thus, impact fund performance.

INTEREST RATE When interest rates rise, the price of money market instruments may fall. The opposite is also true: the price of money market instruments may rise when interest rates fall. In general, instruments with longer maturities are more sensitive to these price changes.

DERIVATIVE SECURITIES Forward currency contracts are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. To the extent the fund enters into these contracts, their success will depend on the manager's ability to predict market movements.

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the money market instruments of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or money market instruments, which may result in greater fluctuation in the value of the fund's shares. The fund, however, intends to meet certain tax diversification requirements.

YEAR 2000 At this date, it appears neither the fund's operations nor the issuers of its portfolios securities were adversely affected by Year 2000 computer-related problems. However, Year 2000 problems could still emerge. If an issuer in which the fund is invested develops problems related to Year 2000, the price of its securities may be adversely affected, and this may have an adverse effect on the fund's performance.

Year 2000 has been one of the many factors the manager considers when making investment decisions. The manager reviewed public filings and other statements made by issuers about their Year 2000 readiness, but could not audit each issuer to verify its readiness. Although the risk of the Year 2000 problem should decrease over time, especially after the leap day of February 29, 2000, the possibility remains that the fund and the issuers in which it is invested may be adversely affected by Year 2000 problems until all of their various data processing activities for the year have been completed.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of bull and bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.


CLASS A ANNUAL TOTAL RETURNS 1

[Insert bar graph]


 20.19%   8.28%   2.24%   4.65%  15.10%   6.61%  -7.02%  -10.42%  9.85%  -8.39%
   90      91      92      93      94      95      96      97      98      99
                                      YEAR


[Begin callout]
BEST
QUARTER:

Q1 '95
11.67%

WORST
QUARTER:

Q4 '92
-8.47%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------

Franklin Templeton Hard Currency Fund - Class A 2    -10.46%    -2.67%    3.42%

J.P. Morgan Three Month Global Cash Index 3, 4        -3.83%     1.95%    5.44%


1. Figures do not reflect sales charges. If they did, returns would be lower. 2.Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains.
3. The J.P. Morgan Three Month Global Cash Index is replacing the Salomon Brothers World Market Index as the fund's benchmark. The Salomon Brothers World Money Market Index no longer exists.
4. Source: Standard & Poor's Micropal. The unmanaged J.P. Morgan Three Month Global Cash Index measures the performance of euro-currency deposits in 11 global markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) as a percentage of offering price           2.25%

 Load imposed on purchases                                              2.25%

 Maximum deferred sales charge (load)                                   None 1

Exchange fee 2                                                          $5.00

Please see "Sales Charges" on page 21 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management fees                                                         0.65%

Distribution and service (12b-1) fees                                   0.10%

Other expenses                                                          0.34%
                                                                     -----------

Total annual fund operating expenses                                    1.09%
                                                                     ===========

1. Except for investments of $1 million or more (see page 21) and purchases by certain retirement plans without an initial sales charge.
2. This fee is only for market timers (see page 32).


EXAMPLE


This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;

o  Your investment has a 5% return each year;

o  The fund's operating expenses remain the same; and

o  You sell your shares at the end of the periods shown.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
                                  $334 1      $564        $812        $1,524


1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT


Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $235 billion in assets.


Under an agreement with Advisers, Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance, and is responsible for the day-to-day management of the fund.


The fund pays Advisers a fee for managing the fund's assets. For the fiscal year ended October 31, 1999, the fund paid 0.65% of its average daily net assets to the manager for its services.


[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


                                                  YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------
                                         1999 2     1998     1997     1996    1995
-----------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of year       10.39    10.28    11.64    13.09    13.95
                                        --------------------------------------------

 Net investment income                     .30      .30      .37      .57     1.84

 Net realized and unrealized gains
  (losses)                                (.95)     .12    (1.33)   (1.34)   (1.02)
                                        --------------------------------------------

Total from investment operations          (.65)     .42     (.96)    (.77)     .82
                                        --------------------------------------------

 Distributions from net investment
  income                                     -     (.25)       -     (.06)   (1.68)

Tax return of capital                     (.22)    (.06)    (.40)    (.62)       -
                                        --------------------------------------------

Total distributions                       (.22)    (.31)    (.40)    (.68)   (1.68)
                                        --------------------------------------------

Net asset value, end of year              9.52    10.39    10.28    11.64    13.09
                                        ============================================

Total return (%) 1                       (6.23)    4.33    (8.28)   (5.99)    6.68

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)     56,381   68,902   91,976   124,666  132,089

Ratios to average net assets: (%)

 Expenses                                 1.09     1.35     1.13     1.10     1.15

 Net investment income                    3.08     3.07     3.53     4.50     4.68

Portfolio turnover rate (%)                .00    96.41     2.68      .00    15.72

1. Total return does not include sales charges.
2. Based on average weighted shares outstanding.


[Insert graphic of dollar signs and stacks of coins]
DISTRIBUTIONS AND TAXES



INCOME AND CAPITAL GAINS DISTRIBUTIONS Each fund intends to pay a dividend at least quarterly in March, June, September and December representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee a fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for each fund's distributions will vary. Please keep in mind that if you invest in a fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for a fund's distributions, please call 1-800/DIAL BEN(R).


TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING

By law, a fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the fund to do so.
[End callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes a fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a fund.


YOUR ACCOUNT

[Insert graphic of percentage sign] SALES CHARGES

                                        THE SALES CHARGE    WHICH EQUALS THIS %
                                         MAKES UP THIS %         OF YOUR NET
WHEN YOU INVEST THIS AMOUNT           OF THE OFFERING PRICE      INVESTMENT
--------------------------------------------------------------------------------

Under $100,000                                 2.25                 2.30

$100,000 but under $250,000                    1.75                 1.78

$250,000 but under $500,000                    1.25                 1.26

$500,000 but under $1 million                  1.00                 1.01


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 22), you can buy shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 27 for exchange information).


DISTRIBUTION AND SERVICE (12B-1) FEES The Global Currency Fund and Class A of the Hard Currency Fund have a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each fund to pay distribution fees of up to 0.45% per year to those who sell and distribute the fund's shares and provide other services to shareholders. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.


QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of fund shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o Cumulative Quantity Discount - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.


o Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.


Certain Franklin Templeton Funds offer multiple share classes not offered by this fund. For purposes of this privilege, the Global Currency's fund shares are considered Class A shares.


If you paid a CDSC when you sold your Class A shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


SALES CHARGE WAIVERS Fund shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC also may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).



GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of paper with lines and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
--------------------------------------------------------------------------------
                                                          INITIAL    ADDITIONAL
--------------------------------------------------------------------------------

Regular accounts                                            $1,000       $50

UGMA/UTMA accounts                                            $100       $50

Retirement accounts                                       no minimum  no minimum
(other than IRAs, IRA rollovers, Education IRAs or Roth
IRAs)

IRAs, IRA rollovers, Education IRAs or Roth IRAs              $250       $50

Broker-dealer sponsored wrap account programs                 $250       $50

Full-time employees, officers, trustees and directors         $100       $50
of
Franklin Templeton entities, and their immediate family members

         PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR
                       SALE IN YOUR STATE OR JURISDICTION.


Certain Franklin Templeton Funds offer multiple share classes not offered by the Global Currency Fund. Please note that for selling or exchanging your shares, or for other purposes, the Global Currency Fund's shares are considered Class A shares.


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
--------------------------------------------------------------------------------
                          OPENING AN ACCOUNT           ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------

[Insert graphic           Contact your investment      Contact your investment
of hands shaking]         representative               representative

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------

[Insert graphic           Make your check payable      Make your check payable
of envelope]              to the fund.                 to the fund. Include
                                                       your account number on
BY MAIL                   Mail the check and your      the check.
                          signed application to
                          Investor Services.           Fill out the deposit slip
                                                       from your account
                                                       statement. If you do not
                                                       have a slip, include a
                                                       note with your name, the
                                                       fund name, and your
                                                       account number.

                                                       Mail the check and
                                                       deposit slip or note to
                                                       Investor Services.
--------------------------------------------------------------------------------

[Insert graphic           Call to receive a wire       Call to receive a wire
of three lightning        control number and           control number and wire
bolts]                    wire instructions.           instructions.

BY WIRE                   Wire the funds and mail      To make a same day wire
                          your signed application      investment, please call
1-800/632-2301            to Investor Services.        us by 1:00 p.m. Pacific
(or 1-650/312-2000        Please include the wire      time and make sure your
collect)                  control number or your       wire arrives by 3:00 p.m.
                          new account number on
                          the application.

                          To make a same day wire
                          investment, please call us
                          by 1:00 p.m. Pacific time
                          and make sure your wire
                          arrives by 3:00 p.m.
--------------------------------------------------------------------------------

[Insert graphic           Call Shareholder Services    Call Shareholder Services
of two arrows             at the number below, or      at the number below or
pointing in opposite      send signed written          our
directions]               instructions. The            automated TeleFACTS
                          TeleFACTS system cannot      system,
BY EXCHANGE               be used to open a new        or send signed written
                          account.                     instructions.
TeleFACTS(R)
1-800/247-1753            (Please see page 27 for      (Please see page 27 for
(around-the-clock         information on exchanges.)   information on
access)                                                exchanges.)
--------------------------------------------------------------------------------


              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of person with headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in shares of a fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from a fund in an existing account in the same share class of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.


[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into the fund without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into the Global Currency Fund without any sales charge. Advisor Class shareholders who exchange their shares for shares of the Global Currency Fund and later decide they would like to exchange into another fund that offers Advisor Class may do so.


Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
32).


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of certificate] SELLING SHARES

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES
--------------------------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------

[Insert graphic        Contact your investment representative
of hands shaking]

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------

[Insert graphic        Send written instructions and endorsed share
of envelope]           certificates (if you hold share certificates) to
                       Investor Services. Corporate, partnership or trust
BY MAIL                accounts may need to send additional documents.

                       Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                       A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
--------------------------------------------------------------------------------

[Insert graphic        As long as your transaction is for $100,000 or less, you
of phone]              do not hold share certificates and you have not changed
                       your address by phone within the last 15 days, you can
BY PHONE               sell your shares by phone.

1-800/632-2301         A check will be mailed to the name(s) and address on the
                       account. Written instructions, with a signature
                       guarantee, are required to send the check to another
                       address or to make it payable to another person.
--------------------------------------------------------------------------------


[Insert graphic        You can call or write to have redemption proceeds sent
of three lightning     to a bank account. See the policies above for selling
bolts]                 shares by mail or phone.

BY ELECTRONIC          Before requesting to have redemption proceeds sent to a
FUNDS TRANSFER         bank account, please make sure we have your bank account
(ACH)                  information on file. If we do not have this information,
                       you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts are different.

                       If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
--------------------------------------------------------------------------------


[Insert graphic        Obtain a current prospectus for the fund you are
of two arrows          considering.
pointing in
opposite               Call Shareholder Services at the number below or our
directions]            automated TeleFACTS system, or send signed written
                       instructions. See the policies above for selling shares
BY EXCHANGE            by mail or phone.

TeleFACTS(R)           If you hold share certificates, you will need to return
1-800/247-1753         them to the fund before your exchange can be processed.
(around-the-clock
access)
--------------------------------------------------------------------------------


              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of paper and pen] ACCOUNT POLICIES


CALCULATING SHARE PRICE Each fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each fund's NAV is calculated by dividing its net assets by the number of its shares outstanding.


[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.


When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The funds' assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.


Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


MARKET TIMERS The funds may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the funds' transfer agent. You will be considered a market timer if you have (i) requested an exchange out of a fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of a fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of a fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The funds may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the funds may change their investment minimums or waive or lower their minimums for certain purchases.

o The funds may modify or discontinue the exchange privilege on 60 days' notice.



o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.


o For redemptions over a certain amount, the funds reserve the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.


COMMISSION (%)                                                -


Investment under $100,000                                  2.00

$100,000 but under $250,000                                1.50

$250,000 but under $500,000                                1.00

$500,000 but under $1 million                              0.85

$1 million or more                                   up to 0.75 1

12B-1 FEE TO DEALER                                        0.45 2


A dealer commission of up to 1% may be paid on NAV purchases by certain retirement plans1 and up to 0.25% on NAV purchases by certain trust companies and bank trust departments, retirement plans, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. The fund may pay up to 0.45% to Distributors or others, out of which 0.20% generally will be retained by Distributors for its distribution expenses.


[Insert graphic of question mark] QUESTIONS


If you have any questions about the fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME            TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------

Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/527-2020     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION


You can learn more about each fund in the following documents:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo(R)sec.gov.

Investment Company Act file #811-4450                              FTGT P 03/00









Prospectus

FRANKLIN TEMPLETON
HARD CURRENCY FUND

ADVISOR CLASS

INVESTMENT STRATEGY
GLOBAL INCOME


MARCH 1, 2000










[Insert Franklin Templeton Ben Head]
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


CONTENTS

THE FUND


[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2    Goal and Strategies

 4    Main Risks

 7    Performance

 8    Fees and Expenses

 9    Management

10    Distributions and Taxes

11    Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

12    Qualified Investors

14    Buying Shares

15    Investor Services

17    Selling Shares

19    Account Policies

21    Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

      Back Cover


THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to protect against depreciation of the U.S. dollar relative to other currencies.


PRINCIPAL INVESTMENT STRATEGIES The fund normally invests in high-quality, short-term money market instruments denominated in foreign major currencies of countries that historically have experienced low inflation rates and, in the manager's opinion, follow economic policies favorable to continued low inflation rates and currency appreciation versus the U.S. dollar over the long-term. Not all foreign major currencies will meet these criteria at any given time.


The fund tries to expose 100% of its net assets to foreign currencies. Under normal market conditions, the fund will not expose more than 50% of its total assets to any one foreign currency.


[Begin callout]
FOREIGN MAJOR CURRENCIES include the Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, the euro, French franc, German mark, Greek drachma, Irish punt, Italian lira, Japanese yen, New Zealand dollar, Norwegian krona, Spanish peseta, Swedish krona and Swiss franc.
[End callout]

Money market instruments are issued by foreign and domestic governments, financial institutions, corporations and other entities to borrow money. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed at maturity. To try to reduce credit and interest rate risk to its portfolio, the fund maintains a weighted average portfolio maturity of 120 days or less and only buys money market instruments:


o  with effective maturities of one year or less at the time of purchase, and

o that the manager considers comparable in quality to instruments rated in the top two ratings by U.S. nationally recognized rating services or issued by companies with an outstanding unsecured debt issue rated in the top two ratings.


The fund's investments may include a significant amount of euro-denominated instruments. The European Economic and Monetary Union introduced the euro on January 1, 1999. By July 1, 2002, the euro will have replaced the national currencies of the following countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Currently, the exchange rate of the currencies of each of these countries is fixed to the euro and the new European Central Bank has control over each country's monetary policies. The government of each of these countries, however, continues to have the authority to set its own tax and spending policies and public debt levels.

To gain exposure to a foreign currency when the availability of instruments denominated in that currency is low or when the manager believes it may be more efficient than a direct investment in a foreign currency-denominated instrument, the fund may invest in a combination of forward currency contracts and U.S. dollar-denominated money market instruments. A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. When combined with an investment in a U.S. dollar-denominated money market instrument, the manager attempts to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.

The fund also may invest in forward currency contracts to try to hedge (protect) against currency exchange rate fluctuations. While forward currency contracts may reduce the risk of loss from a change in value of a currency, they also limit any potential gains and do not protect against fluctuations in the value of the underlying instrument.

   THE VALUE OF FUND SHARES WILL FLUCTUATE. THE FUND IS NOT A SUBSTITUTE FOR A
                         U.S. DOLLAR MONEY MARKET FUND.


[Insert graphic of chart with line going up and down] MAIN RISKS


CURRENCY Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Currency management strategies may substantially change the fund's exposure to exchange rates and could result in losses to the fund if currencies do not perform as the manager expects. There is no assurance that the manager's use of currency management strategies will benefit the fund or that they will be, or can be, used at appropriate times.

[Begin callout]
Because currency exchange rates fluctuate, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

EURO. The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers whose securities the fund may hold, or the impact, if any, on fund performance. The fund's non-U.S. dollar (euro or other) denominated investments will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FOREIGN MONEY MARKET INSTRUMENTS Money market instruments of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

COUNTRY. General money market movements in any country where the fund has investments are likely to affect the value of the instruments the fund owns that are denominated in that country's currency. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Foreign money markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

COMPANY. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their money market instruments may not be as liquid as money market instruments of similar U.S. companies. Foreign trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. investments in U.S. courts.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect the instruments value and, thus, impact fund performance.

INTEREST RATE When interest rates rise, the price of money market instruments may fall. The opposite is also true: the price of money market instruments may rise when interest rates fall. In general, instruments with longer maturities are more sensitive to these price changes.

DERIVATIVE SECURITIES Forward currency contracts are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. To the extent the fund enters into these contracts, their success will depend on the manager's ability to predict market movements.

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the money market instruments of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or money market instruments, which may result in greater fluctuation in the value of the fund's shares. The fund, however, intends to meet certain tax diversification requirements.

YEAR 2000 At this date, it appears neither the fund's operations nor the issuers of its portfolios securities were adversely affected by Year 2000 computer-related problems. However, Year 2000 problems could still emerge. If an issuer in which the fund is invested develops problems related to Year 2000, the price of its securities may be adversely affected, and this may have an adverse effect on the fund's performance.

Year 2000 has been one of the many factors the manager considers when making investment decisions. The manager reviewed public filings and other statements made by issuers about their Year 2000 readiness, but could not audit each issuer to verify its readiness. Although the risk of the Year 2000 problem should decrease over time, especially after the leap day of February 29, 2000, the possibility remains that the fund and the issuers in which it is invested may be adversely affected by Year 2000 problems until all of their various data processing activities for the year have been completed.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


[Insert graphic of bull and bear] PERFORMANCE


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS 1

[Insert bar graph]

 20.19%   8.28%   2.24%  4.65%  15.10%   6.61%  -7.02%  -10.17% 10.48%  -8.36%
   90      91      92      93     94      95      96      97      98      99
                                      YEAR


[Begin callout]
BEST
QUARTER:

Q1 '95
11.67%

WORST
QUARTER:

Q4 '92
-8.47%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

Franklin Templeton Hard Currency Fund - Advisor
Class 1                                               -8.36%   -2.05%     3.75%

J.P. Morgan Three Month Global Cash Index 2,3         -3.83%    1.95%     5.44%

1. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A' s maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
2. The J.P. Morgan Three Month Global Cash Index is replacing the Salomon Brothers World Money Market Index as the fund's benchmark. The Salomon Brothers World Money Market Index no longer exists.
3. Source: Standard & Poor's Micropal. The unmanaged J.P. Morgan Three Month Global Cash Index measures the performance of euro-currency deposits in 11 global markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   ADVISOR CLASS
--------------------------------------------------------------------------------

Maximum sales charge (load) imposed on purchases                       None

Exchange fee 1                                                        $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                   ADVISOR CLASS
--------------------------------------------------------------------------------

Management fees                                                        0.65%

Distribution and service (12b-1) fees                                  None


Other expenses                                                         0.34%
                                                                  --------------

Total annual fund operating expenses                                   0.99%
                                                                  ==============

1. This fee is only for market timers (see page 20).


EXAMPLE


This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;


o  Your investment has a 5% return each year;


o  The fund's operating expenses remain the same; and

o  You sell your shares at the end of the periods shown.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                                $101        $315        $547        $1,213


[Insert graphic of briefcase] MANAGEMENT


Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $235 billion in assets.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance and is responsible for the day-to-day management of the fund.

The fund pays Advisers a fee for managing the fund's assets. For the fiscal year ended October 31, 1999, the fund paid 0.65% of its average daily net assets to the manager for its services.




[Insert graphic of dollar signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least quarterly in March, June, September and December, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).


TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the fund to do so.
[End callout]


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.


[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.


ADVISOR CLASS                                       YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                                 1999 2        1998       1997 4
--------------------------------------------------------------------------------

PER SHARE DATA ($)

Net asset value, beginning of year                10.41       10.28     11.28
                                              ----------------------------------

 Net investment income                              .35         .33       .34

 Net realized and unrealized gains (losses)        (.99)        .14     (1.00)
                                              ----------------------------------

Total from investment operations                   (.64)        .47      (.66)
                                              ----------------------------------

Less distributions from:

 Net investment income                                -        (.28)        -

 Tax return of capital                             (.24)       (.06)     (.34)
                                              ----------------------------------

Total distributions                                (.24)       (.34)     (.34)
                                              ----------------------------------

Net asset value, end of year                       9.53       10.41     10.28
                                              ==================================

Total return (%) 1                                (6.17)       4.89     (5.84)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)               3,827       3,343       249

Ratios to average net assets: (%)

 Expenses                                           .99        1.01       .94 3

 Net investment income                             3.54        3.29      3.67 3

Portfolio turnover rate (%)                         .00       96.41      2.68

1. Total return is not annualized.
2. Based on average weighted shares outstanding.
3. Annualized.
4. For the period January 2, 1997 (effective date) through October 31, 1997.

YOUR ACCOUNT


[Insert graphic of pencil marking an X] QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the fund.


o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments:
   $1,000 initial and $50 additional.


o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.


[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]


o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds and $50 additional.

o Accounts managed by the Franklin Templeton Group. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.


Please note that Advisor Class shares of the fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the fund's Advisor Class shares.


[Insert graphic of paper with lines and someone writing]
BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).


BUYING SHARES
--------------------------------------------------------------------------------

                         OPENING AN ACCOUNT          ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------

[Insert graphic          Contact your investment     Contact your investment
of hands shaking]        representative              representative

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------

[Insert graphic          Make your check payable     Make your check payable
of envelope]             to Franklin Templeton       to Franklin Templeton
                         Hard Currency Fund.         Hard Currency Fund.
BY MAIL                                              Include your account
                         Mail the check and your     number on the check.
                         signed application to
                         Investor Services.          Fill out the deposit
                                                     slip from your account
                                                     statement. If you do
                                                     not have a slip, include
                                                     a note with your name,
                                                     the fund name, and your
                                                     account number.

                                                     Mail the check and
                                                     deposit slip or note
                                                     to Investor Services.
--------------------------------------------------------------------------------

[Insert graphic          Call Shareholder Services   Call Shareholder Services
of two arrows            at the number below, or     at the number below, or
pointing in              send signed written         send signed written
opposite directions]     instructions. (Please       instructions. (Please
                         see page 16 for             see page 16 for
BY EXCHANGE              information on exchanges.)  information on exchanges.)
--------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of person with headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call
1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]


If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.


Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 20).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.


SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of certificate] SELLING SHARES

You can sell your shares at any time.


SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


SELLING SHARES
--------------------------------------------------------------------------------
                        TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
[Insert graphic         Contact your investment representative
of hands shaking]

THROUGH YOUR
INVESTMENT
REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic         Send written instructions and endorsed share
of envelope]            certificates (if you hold share certificates) to
                        Investor Services.  Corporate, partnership or trust
BY MAIL                 accounts may need to send additional documents.

                        Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                        A check will be mailed to the name(s) and address on
                        the account, or otherwise according to your written
                        instructions.
--------------------------------------------------------------------------------
[Insert graphic         As long as your transaction is for $100,000 or less,
of phone]               you do not hold share certificates and you have not
                        changed your address by phone within the last 15 days,
BY PHONE                you can sell your shares by phone.

1-800/632-2301          A check will be mailed to the name(s) and address on
                        the account. Written instructions, with a signature
                        guarantee, are required to send the check to another
                        address or to make it payable to another person.
--------------------------------------------------------------------------------
[Insert graphic         You can call or write to have redemption proceeds sent
of three                to a bank account. See the policies above for selling
lightning bolts]        shares by mail or phone.

BY ELECTRONIC FUNDS     Before requesting to have redemption proceeds sent to
TRANSFER (ACH)          a bank account, please make sure we have your bank
                        account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts are different.

                        If we receive your request in proper form by 1:00 p.m.
                        Pacific time,
                        proceeds sent by ACH generally will be available
                        within two to three business days.
--------------------------------------------------------------------------------
[Insert graphic         Obtain a current prospectus for the fund you are
of two arrows           considering.
pointing in
opposite                Call Shareholder Services at the number below, or send
directions]             signed written instructions. See the policies above
                        for selling shares by mail or phone.
BY EXCHANGE
                        If you hold share certificates, you will need to
                        return them to the fund before your exchange can be
                        processed.
--------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5 by Franklin/Templeton Investor Services, Inc., the fund's transfer agent. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.


o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.


o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS


If you have any questions about the fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                               HOURS (PACIFIC TIME,
DEPARTMENT NAME            TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------

Shareholder Services       1-800/632-2301      5:30 a.m. to 5:00 p.m.
                                               6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information           1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637      5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo(R)sec.gov.


Investment Company Act file #811-4450                             FTGT PA 03/00










FRANKLIN TEMPLETON
GLOBAL TRUST


FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
FRANKLIN TEMPLETON HARD CURRENCY FUND

CLASS A

STATEMENT OF ADDITIONAL INFORMATION


MARCH 1, 2000

[Insert Franklin Templeton Ben Head]
P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the funds' prospectus. The funds' prospectus, dated March 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in a fund. You should read this SAI together with the funds' prospectus.

The audited financial statements and auditor's report in the funds' Annual Report to Shareholders, for the fiscal year ended October 31, 1999, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS


Goals and Strategies .................................       2
Risks ................................................       6
Officers and Trustees ................................       9
Management and Other Services ........................      12
Portfolio Transactions ...............................      13
Distributions and Taxes ..............................      13
Organization, Voting Rights
 and Principal Holders ...............................      15
Buying and Selling Shares ............................      16
Pricing Shares .......................................      22
The Underwriter ......................................      23
Performance ..........................................      24
Miscellaneous Information ............................      26
Description of Ratings ...............................      26


------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O   ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
    BANK;

O   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------


FTGT SAI 03/00


GOALS AND STRATEGIES
------------------------------------------------------------------------------

The Global Currency Fund's investment goal is to maximize total return through a combination of interest income and changes in the fund's net asset value due to changes in currency exchange rates.

The Hard Currency Fund's investment goal is to protect against depreciation of the U.S. dollar relative to other currencies.


These goals are fundamental, which means they may not be changed without shareholder approval. Of course, there is no assurance that either fund will meet its goal.

Below is a description of various types of money market instruments that each fund may buy, as well as more detailed information about some of the funds' investment policies. Other types of money market instruments may become available that are similar to those described below and in which each fund also may invest if consistent with its investment goal and policies.

MONEY MARKET INSTRUMENTS Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers' acceptances, and other short-term liquid instruments.

Each fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each fund also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Economic Community (a twelve-nation organization engaged in cooperative economic activities), the European Coal and Steel Community (an economic union of various European nations' steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

GOVERNMENT SECURITIES. U.S. government securities include securities issued or guaranteed by the U.S. government, its agencies, or various instrumentalities that have been established or sponsored by the U.S. government. Some U.S. government securities, including Treasury bills, notes and bonds and securities of the Government National Mortgage Association, are issued or guaranteed by the full faith and credit of the U.S. government or carry a guarantee that is supported by the full faith and credit of the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not considered direct obligations of the U.S. government. Instead, they involve sponsorship or guarantees by government agencies or enterprises. For example, some securities are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Bank. Other securities, such as obligations of the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the instrumentality. While the U.S. government provides financial support to these U.S. government-sponsored agencies and instrumentalities, there is no assurance that it will continue to do so.

Foreign government securities may include direct obligations, as well as obligations guaranteed by the foreign government.

FLOATING AND VARIABLE RATE NOTES. Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a fund's portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note's price. While this feature helps protect against a decline in the note's market price when interest rates rise, it lowers the fund's income when interest rates fall. Of course, the fund's income from its floating and variable rate investments also may increase if interest rates rise.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

REPURCHASE AGREEMENTS. Each fund may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

FINANCIAL SERVICES OBLIGATIONS. Under normal market conditions, each fund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (CDs) - CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers' acceptances - Bankers' acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer's draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

Each fund will not invest more than 5% of its total assets in obligations of any one foreign bank.

CURRENCY TRANSACTIONS Each fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. Each fund also enters into forward currency contracts. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The manager may invest a fund's assets in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This management technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the manager may use forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Global Currency Fund may use forward currency contracts for transaction hedging without limit and may hedge up to 100% of its portfolio positions. The Hard Currency Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose 100% of its net assets to foreign currencies. Neither fund may enter into a position hedging, forward currency contract if more than 10% of its total assets would be committed to such contracts.

Please keep in mind that the funds are not required to enter into forward currency contracts for hedging purposes and it is possible that a fund may not be able to hedge against a currency devaluation that is so generally anticipated that the fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It is also possible, under certain circumstances, that the funds may have to limit their currency transactions to qualify as regulated investment companies under the Internal Revenue Code.

Neither fund currently intends to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, each fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If a fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since each fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the funds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. The funds will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, and offer to buy the currency at a lower rate if the fund tries to resell the currency to the dealer.

CURRENCY FUTURES Each fund may enter into currency futures contracts and buy options on currency futures contracts to try to hedge against changes in currency exchange rates. A currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. When a fund enters into a futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the currency fluctuates, both parties to the contract are required to make additional margin payments, known as "variation margin," to cover any additional obligation they may have under the contract.

Each fund may sell currency futures contracts to try to offset a possible decline in the value of the currency in which its securities are denominated. The value of a currency futures contract tends to rise when the value of the currency (and the hedged security) falls and to fall when the value of the currency (and the hedged security) rises. Each fund may buy currency futures contracts to try to fix a favorable currency exchange rate for securities denominated in the currency that the fund intends to buy.

Each fund also may buy put and call options on currency futures contracts for hedging purposes. A put option gives the fund the right to sell a futures contract and a call option gives the fund the right to buy a futures contract. The fund must pay a premium for the option, but is not required to take any action under the contract. If the fund is unable to profitably exercise the option before it expires, the fund's loss will be limited to the amount of the premium and any transaction costs.

Each fund may enter into closing purchase or sale transactions to terminate a futures contract. Each fund may close out an option that it has purchased by selling an offsetting option of the same series. There is no guarantee that the funds will be able to enter into closing transactions. Each fund's ability to enter into closing transactions will depend on the development and maintenance of a liquid market, which may not be available at all times.

Neither fund will use currency futures contracts for speculation. Except for closing purchase and sale transactions, neither fund will buy or sell currency futures contracts or options on such contracts if, immediately thereafter, the sum of margin deposits on the fund's outstanding futures positions and premiums paid for outstanding options on futures would exceed 5% of the market value of the fund's total assets. It is also possible, under certain circumstances, that the funds may have to limit their futures and options transactions to qualify as regulated investment companies under the Internal Revenue Code.

CURRENCY OPTIONS For hedging purposes, each fund may buy put and call options on any currency in which its investments are denominated. Each fund also may enter into closing sale transactions to try to realize gains or reduce losses on currency options purchased by the fund.

Each fund may buy currency call options to fix a favorable currency exchange rate for securities denominated in the currency the fund intends to buy. A call option gives the fund the right to buy a specified currency at a specified price in return for the premium paid. The fund may realize a gain if, during the option period, the value of the currency exceeds the sum of the exercise price, the premium paid and the transaction costs, otherwise the fund will realize a loss on the option.

Each fund may buy currency put options to try to hedge against a decline in the value of the currency in which its securities are denominated. A put option gives the fund the right to sell a specified currency at a specified price in return for the premium paid. Gains and losses on put options will be offset by changes in the value of the underlying currency and the hedged securities. The fund may realize a gain if, during the option period, the value of the underlying currency decreases below the exercise price enough to cover the premium paid and the transaction costs, otherwise the fund will realize a loss on the option.

If a fund is unable to effect a closing sale transaction with respect to options it has bought, it will have to exercise the options to realize any profit and may incur transaction costs upon the purchase or sale of underlying currencies.

Currency options trade on exchanges and in the over-the-counter (OTC) market and may be bought only when the manager believes a liquid secondary market exists, although there can be no assurances that a liquid secondary market will exist for a particular option at any specific time. In general, OTC options differ from exchange-traded options in that they are two-party contracts with the terms negotiated between buyer and seller, and they are endorsed and/or guaranteed by third parties (such as a member of the New York Stock Exchange). The fund may buy OTC options only from dealers and institutions that the manager believes present minimal credit risk.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes that extraordinary events are disrupting the currency markets or the economies of countries where the fund invests. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in foreign instruments denominated in a particular currency affected by such extraordinary events.

ILLIQUID INVESTMENTS Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

The board has authorized each fund to invest in restricted securities if the investment is consistent with the fund's investment goal. Restricted securities may be considered liquid if the fund's manager believes that there is a liquid institutional or other market for the securities, as with restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A under the Securities Act of 1933 and for which a liquid institutional market has developed. The board will review any determination by the manager to treat a restricted security as liquid on a quarterly basis. To the extent a fund invests in restricted securities that are considered liquid at the time of purchase, the general level of liquidity in the fund may be reduced if qualified institutional buyers become uninterested in buying the securities or the market for the securities otherwise contracts.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 30% of the value of the fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:


1. Buy common stocks, preferred stocks, warrants or other equity securities, or buy municipal bonds or industrial revenue bonds.

2. Sell securities short or buy securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin hereunder.

3. Buy or sell real estate, securities of real estate investment trusts, commodities, or oil and gas interests, except that the fund may buy or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may buy and sell options on such futures contracts.


4. Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

5. Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the Internal Revenue Code) (a) more than 25% of its total assets in the securities of any one issuer, or (b) with respect to 50% of the fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

7. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 331/3% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the fund's total assets, the fund will not make any additional investments.

8. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 331/3% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.

9. Underwrite the securities of other issuers.

10. Make loans to others except through the purchase of debt obligations referred to in the prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the U.S. Securities and Exchange Commission and the board of trustees, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

11. Invest in companies for the purpose of exercising control.


12. Buy the securities of any issuer having less than three years' continuous operations (or any predecessors) if such purchase would cause the value of the fund's investments in all such issuers to exceed 5% of the value of its total assets.

Securities issued by a foreign government, its agencies and instrumentalities, or by supranational organizations, are considered one industry for concentration purposes.


If a bankruptcy or other extraordinary event occurs concerning a particular security a fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the funds intend to sell such investments as soon as practicable while maximizing the return to shareholders.


Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.


RISKS
------------------------------------------------------------------------------


CURRENCY Exchange rates fluctuate for a number of reasons. Depending on the currency and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

INFLATION. The most fundamental reason exchange rates change is to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions and a host of other factors.


TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

INTEREST RATES. High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. Since high interest rates are often the result of high inflation, however, long-term results may be the opposite.

BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can "flood" the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the currency is likely to fall.

GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of each fund's investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that a fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the fund's net asset value per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur, except to the extent that losses are offset by net investment income generated by the money market instruments in which the fund invests.

The currency-related gains and losses experienced by each fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Your gains or losses on shares of the fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the fund's assets also will be affected by changes in the value of the securities that are unrelated to changes in currency exchange rates.


The funds may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

CURRENCY MANAGEMENT. Currency management strategies, including the creation of synthetic currency positions, may substantially change a fund's investment exposure to exchange rates and could result in losses to the fund if currencies do not perform as the manager anticipates. There is no assurance that the manager's use of currency management strategies will be advantageous to a fund or that they will be used at appropriate times. Although synthetic positions involve costs to the funds, these costs are typically lower than the costs associated with direct investments in securities denominated in foreign currencies.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have fully replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries. The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

It is uncertain how eleven different economies will adjust to a unified monetary system and the loss of exchange rate flexibility. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion on their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.


While the implementation of the euro could have a negative effect on the funds, the funds' manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.


FOREIGN Foreign money market instruments may involve risks that can increase the potential for losses in the funds. These risks can be significantly greater for investments in emerging markets.

The risks of foreign investing include the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in money market instruments of foreign issuers.

There may be less public information available about foreign issuers, as compared to the reports and ratings published about issuers in the U.S. Foreign issuers may not be subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. A fund, therefore, may have difficulty obtaining market quotations to value its portfolio and calculate its net asset value.


Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and money market instruments of some foreign issuers are less liquid and more volatile than money market instruments of comparable U.S. issuers. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.


A fund's investments in foreign money market instruments may result in a lower level of liquidity in the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has substantial investments or deterioration in relations between the U.S. and the foreign country.

Investments in companies in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such investments and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that any recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, some countries in which the Global Currency Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and money markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Foreign investments may be subject to transaction taxes charged by foreign governments. This would increase the cost of an investment and reduce the realized gain or increase the realized loss on an investment at the time of sale. Transaction costs and custodial expenses for a portfolio of foreign investments generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign money market instruments may be subject to foreign withholding taxes on interest income payable on the money market instruments.

U.S. government policies have, in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While currently there are no such restrictions, they could be reinstituted. In that event, it may be necessary for the funds to temporarily invest all or substantially all of their assets in U.S. money market instruments, or it may become necessary to liquidate the funds.

FINANCIAL SERVICES OBLIGATIONS. U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most are insured by the Federal Deposit Insurance Corporation, although this insurance may not be of great benefit to the funds depending on the amount of a bank's obligations that a fund holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The deposits of branches licensed by states may not, however, be insured by the FDIC. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

CURRENCY FUTURES AND OPTIONS Transactions in options and futures are generally considered "derivative securities." They are highly specialized and involve investment techniques and risks different from those associated with ordinary securities transactions.

Although currency futures contracts and options transactions may be used by the funds to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if a fund had not entered into these transactions. Even if the manager correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the fund's futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a fund's futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that a fund may lose its margin deposits or collateral if a broker with whom the fund has an open futures or options position becomes bankrupt.


OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors the Hard Currency Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.


The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 47 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

David K. Eiteman (70)
15340 Albright Street #301, Pacific Palisades, CA 90272
TRUSTEE

Professor of Finance, John E. Anderson Graduate School of Management, University of California, Los Angeles (1959-1991) and Professor Emeritus (1991-present).

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds.

Gerald R. Healy (58)
22237 1/2 Erwin St., Woodland Hills , CA 91367
TRUSTEE

Private consultant; Executive Vice President, Capital Health Services Corp.; and FORMERLY, Director, Corporate Management Resources of Alliance Imaging, Inc.

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds.

David P. Kraus (42)
2707 Stoner Ave., Los Angeles, CA 90064
TRUSTEE

Attorney with various private law firms in Los Angeles (1981-present); and Attorney with Bet Tzedek Legal Services (1995-February 1999).

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102,
Cupertino, CA 95014
TRUSTEE

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Quarterdeck Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (71)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 47 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), President, National Association of Securities Dealers, Inc. and Director, Real 3D (software).

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (51)
1840 Gateway Drive, San Mateo, CA 94404
SECRETARY

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 33 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Vice President and General Counsel, Franklin Resources, Inc., Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc., Executive Vice President, Franklin Advisers, Inc., Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC, and Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc. (until January 2000).

Charles E. Johnson (43)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

David Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust and Franklin Real Estate Management, Inc.; President and Chief Executive Officer, Franklin Properties, Inc.; officer of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk, U.S. District Court (District of Massachusetts).

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Kimberley Monasterio (37)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.


*This board member is considered an "interested person" under federal securities laws.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


The trust pays noninterested board members $800 per year plus $800 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to certain noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.

                                                                    NUMBER OF
                                                     TOTAL FEES     BOARDS IN
                                                      RECEIVED     THE FRANKLIN
                                                        FROM        TEMPLETON
                                    TOTAL FEES      THE FRANKLIN      GROUP
                                     RECEIVED        TEMPLETON       OF FUNDS
                                       FROM            GROUP         ON WHICH
NAME                              THE TRUST 1 ($)  OF FUNDS 2 ($)  EACH SERVES 3
--------------------------------------------------------------------------------

Frank H. Abbott, III                  3,758           156,060            27

Harris J. Ashton                      3,586           363,165            47

David K. Eiteman                      3,200             2,400             1

S. Joseph Fortunato                   3,478           363,238            49

Gerald R. Healy                       3,200             3,200             1

David P. Kraus                        4,000             4,000             1

Frank W.T. LaHaye                     4,325           156,060            27

Gordon S. Macklin                     3,586           363,165            47

1. For the fiscal year ended October 31, 1999.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the funds or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Messrs. Abbott, Ashton, Fortunato, LaHaye and Macklin historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each such board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------


MANAGER AND SERVICES PROVIDED The funds' manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the funds to buy, hold or sell. The manager also selects the brokers who execute the funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the funds, the manager and its officers, directors and employees are covered by fidelity insurance.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the funds. Similarly, with respect to the funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the funds or other funds it manages.


The funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the funds or that are currently held by the funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the funds, their manager and principal underwriter will be governed by the code of ethics.

The funds' sub-advisor is Templeton Investment Counsel, Inc., through its Global Bond Managers division. The sub-advisor has an agreement with the manager and provides the manager with investment management advice and assistance. The sub-advisor provides a continuous investment program for the funds, including allocation of the funds' assets among the various securities markets of the world and, investment research and advice with respect to securities and investments and cash equivalents in the funds. The sub-advisor's activities are subject to the board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT FEES Each fund pays the manager a fee equal to an annual rate of 0.65% of the value of the average daily net assets of the funds.


The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Hard Currency Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the funds paid the following management fees:


                                                 MANAGEMENT FEES PAID ($)
                                          --------------------------------------
                                             1999         1998         1997
--------------------------------------------------------------------------------

Global Currency Fund                        121,526     235,045       296,670

Hard Currency Fund                          244,119     479,459       682,152

The manager pays the sub-advisor a fee equal to an annual rate of 0.25% of the value of the average daily net assets of each fund. The manager pays this fee from the management fees it receives from the funds. For the last three fiscal years ended October 31, the manager paid the following sub-advisory fees:

                                                SUB-ADVISORY FEES PAID ($)
                                          --------------------------------------
                                             1999         1998         1997
--------------------------------------------------------------------------------

Global Currency Fund                         75,954      90,402       112,800

Hard Currency Fund                          152,575     184,407       262,370

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the funds. FT Services is wholly owned by Resources and is an affiliate of the funds' manager and principal underwriter.


The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of the fund's average daily net assets up to $200 million;

o  0.135% of average daily net assets over $200 million up to $700 million;

o  0.10% of average daily net assets over $700 million up to $1.2 billion; and

o  0.075% of average daily net assets over $1.2 billion.


During the last three fiscal years ended October 31, the manager paid FT Services the following administration fees:

                                               ADMINISTRATION FEES PAID ($)
                                          --------------------------------------
                                             1999         1998         1997
--------------------------------------------------------------------------------

Global Currency Fund                           0         54,262        74,831

Hard Currency Fund                             0        110,658       172,706

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the funds' shareholder servicing agent and acts as the funds' transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The funds also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the funds. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the funds to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the funds' assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.


AUDITOR PricewaterhouseCoopers LLP, 200 East Las Olas Blvd., Ft. Lauderdale, FL 33301, is each fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------


Since most purchases by the funds are principal transactions at net prices, the fund incurs little or no brokerage costs. The funds deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the fiscal years ended October 31, 1999, 1998 and 1997, the fund did not pay any brokerage commissions.

For the fiscal year ended October 31, 1999, the funds did not pay brokerage commissions to brokers who provided research services.

As of October 31, 1999, the funds did not own securities of their regular broker-dealers.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------


The Hard Currency Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The funds receive income generally in the form of interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes the funds' net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of debt securities are generally treated as ordinary losses by a fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

A fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning after the year 2005 (2000 for certain shareholders), gains from the sale of fund shares held for more than five years may be subject to a reduced tax rate.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in such fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in a fund, and then reinvest the sales proceeds in such fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in a fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS States grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because each fund's income is derived primarily from investments in foreign rather than domestic securities, generally none of its distributions will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund (possibly causing a fund to sell securities to raise the cash for necessary distributions) and/or defer a fund's ability to recognize losses and, in limited cases, subject a fund to U.S. federal income tax on income from certain foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The funds are series' of Franklin Templeton Global Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust in November 1985 and reorganized as a Delaware business trust on October 1, 1996, and is registered with the SEC.


As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the funds. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the funds' assets if you are held personally liable for obligations of the funds. The Declaration of Trust provides that the funds shall, upon request, assume the defense of any claim made against you for any act or obligation of the funds and satisfy any judgment thereon. All such rights are limited to the assets of the funds. The Declaration of Trust further provides that the funds may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the funds, their shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the funds as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the funds' total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the funds themselves are unable to meet their obligations.

Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Global Currency Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the fund are considered Class A shares for redemption, exchange and other purposes.

The Hard Currency Fund currently offers two classes of shares, Class A and Advisor Class. The fund may offer additional classes of shares in the future. The full title of each class is:


o  Franklin Templeton Hard Currency Fund - Class A
o  Franklin Templeton Hard Currency Fund - Advisor Class

Shares of each class of the Hard Currency Fund represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of February 1, 2000, the principal shareholders of the funds, beneficial or of record, were:

                                                                      PERCENTAGE
NAME AND ADDRESS                                 SHARE CLASS           (%)
--------------------------------------------------------------------------------

HARD CURRENCY FUND

Albert A. Haust III                             Advisor Class           9.3
1156 Morningside Avenue
South San Francisco, CA 94080

Franklin Resources, Inc. 1                      Advisor Class          52.3
555 Airport Blvd. 4th Floor
Burlingame, CA 94010

John S. Sawaya                                  Advisor Class          18.1
3441 Data Drive Apt 301
Rancho Cordova, CA 95670

1. Franklin Resources, Inc. is a Delaware Corporation.
Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and trustees of the trust, may be considered beneficial holders of the fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the funds.


From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of February 4, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.


BUYING AND SELLING SHARES
------------------------------------------------------------------------------


The funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the funds should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.


When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES The maximum initial sales charge is 2.25%. The initial sales charge may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


LETTER OF INTENT (LOI). You may buy shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.


After you file your LOI with the fund, you may buy shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.


Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Fund shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders of another Franklin Templeton Fund who chose to reinvest their distributions in shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund.


o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.


o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Fund shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.


o Any state or local government or any instrumentality, department, authority or agency thereof that has determined a fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.


o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below


RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the funds, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.


For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The funds' shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares may be offered with the following schedule of sales charges:


SIZE OF PURCHASE - U.S. DOLLARS                             SALES CHARGE (%)
--------------------------------------------------------------------------------

Under $30,000                                                     3.0

$30,000 but less than $100,000                                    2.0

$100,000 but less than $400,000                                   1.0

$400,000 or more                                                    0


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.




These breakpoints are reset every 12 months for purposes of additional purchases.


Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.


Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

CDSC WAIVERS. The CDSC generally will be waived for:


o  Account fees

o Sales of shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors


o Redemptions by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the funds when an account falls below the minimum required account size


o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February 1,
   1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.


If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the funds' investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.


Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.


To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The funds may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.


In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that a fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.


If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


The funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each fund values them according to the broadest and most representative market as determined by the manager.

Each fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option a fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which a fund's NAV is not calculated. Thus, the calculation of a fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.


Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the funds may use a pricing service, bank or securities dealer to perform any of the above described functions.


THE UNDERWRITER
------------------------------------------------------------------------------


Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended October 31:

                                                                        AMOUNT
                                                                     RECEIVED IN
                                                                      CONNECTION
                                                                        WITH
                                      TOTAL           AMOUNT        REDEMPTIONS
                                   COMMISSIONS      RETAINED BY         AND
                                     RECEIVED      DISTRIBUTORS     REPURCHASES
                                       ($)              ($)             ($)
-------------------------------------------------------------------------------

1999
Global Currency Fund                   5,465             671             0

Hard Currency Fund                    32,175           3,662             0

1998
Global Currency Fund                  16,137           2,242             0

Hard Currency Fund                   110,110          12,854             0

1997
Global Currency Fund                  39,015           4,434             0

Hard Currency Fund                   337,549          36,786             0


Distributors may be entitled to reimbursement under the Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.


DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a plan pursuant to Rule 12b-1 for the Global Currency Fund and Class A of the Hard Currency Fund. The plan is designed to benefit the funds and their shareholders. The plan is expected to, among other things, increase advertising of the funds, encourage sales of the funds and service to their shareholders, and increase or maintain assets of the funds so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the funds are useful in managing the funds because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under the plan, the funds pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the funds. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the funds, Distributors or their affiliates who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses."

The funds may pay up to 0.45% per year of the funds' average daily net assets. Of this amount, the fund may pay up to 0.45% to Distributors or others, out of which Distributors generally will retain 0.20% for distribution expenses.

The plan is a reimbursement plan. It allows the funds to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The funds will not reimburse more than the maximum amount allowed under the plan.

For the fiscal year ended October 31, 1999, the amounts paid by the funds pursuant to the plan were:

                                                       GLOBAL          HARD
                                                      CURRENCY       CURRENCY
                                                        FUND           FUND
                                                         ($)            ($)
-------------------------------------------------------------------------------

Advertising                                               670          13,888

Printing and mailing prospectuses other
 than to current shareholders                           3,284           5,090

Payments to underwriters                                  713           5,363

Payments to broker-dealers                             57,692         109,998

Other                                                   6,854          18,611
                                                   ----------------------------

Total                                                  69,213         152,950
                                                   ============================

In addition to the payments that Distributors or others are entitled to under the plan, the plan also provides that to the extent the funds, the manager or Distributors or other parties on behalf of the funds, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plan for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plan and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plan should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the plan also are consistent with Rule 12b-1.


PERFORMANCE
------------------------------------------------------------------------------


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended October 31, 1999, were:

                                            1         5        10       SINCE
                              INCEPTION    YEAR     YEARS    YEARS    INCEPTION
                                DATE       (%)       (%)      (%)        (%)
-------------------------------------------------------------------------------

Global Currency Fund           6/27/86    -2.09      1.45     5.09      5.95

Hard Currency Fund            11/17/89    -8.43     -2.53        -      4.40

The following SEC formula was used to calculate these figures:


                                        n
                                  P(1+T)  = ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 1999, were:

                                            1         5        10        SINCE
                             INCEPTION    YEAR      YEARS     YEARS    INCEPTION
                                DATE       (%)       (%)       (%)        (%)
--------------------------------------------------------------------------------

Global Currency Fund           6/27/86    -2.09      7.44     64.30     116.33

Hard Currency Fund            11/17/89    -8.43    -12.02        -       55.51

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yields for the 30-day period ended October 31, 1999, were:

                                                              YIELD
                                                               (%)
-------------------------------------------------------------------------------

Global Currency Fund                                          3.67%

Hard Currency Fund                                            3.81%

The following SEC formula was used to calculate these figures:


                                               6
                           Yield = 2 [(A-B + 1)   - 1]
                                       cd

where:

a     =    interest earned during the period

b     =    expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d     =    the maximum offering price per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended October 31, 1999, were:

                                                           DISTRIBUTION
                                                               RATE
                                                                (%)
--------------------------------------------------------------------------------

Global Currency Fund                                           3.17%

Hard Currency Fund                                             2.46%


VOLATILITY Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS A fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the funds as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The funds may include in their advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES - provide performance statistics over specified time periods.

o Salomon Brothers Composite High Yield Index or its component indices measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Brothers, Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


From time to time, advertisements or information for the funds may include a discussion of certain attributes or benefits to be derived from an investment in the funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare the funds' performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to fall. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the funds' portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the funds to calculate their figures. In addition, there can be no assurance that the funds will continue their performance as compared to these other averages.


MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------


The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.

Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $235 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 103 U.S. based open-end investment companies to the public. Each fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.




DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S


Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P


S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:


A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.









FRANKLIN TEMPLETON
HARD CURRENCY FUND


FRANKLIN TEMPLETON GLOBAL TRUST

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2000

[Insert Franklin Templeton Ben Head]
P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated March 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended October 31, 1999, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS


Goal and Strategies .....................................        2
Risks ...................................................        6
Officers and Trustees ...................................        8
Management and Other Services ...........................       11
Portfolio Transactions ..................................       13
Distributions and Taxes .................................       13
Organization, Voting Rights
 and Principal Holders ..................................       15
Buying and Selling Shares ...............................       15
Pricing Shares ..........................................       18
The Underwriter .........................................       19
Performance .............................................       19
Miscellaneous Information ...............................       21
Description of Ratings ..................................       21


------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------


FTGT SAIA 03/00


GOAL AND STRATEGIES
------------------------------------------------------------------------------


The fund's investment goal is to protect against depreciation of the U.S. dollar relative to other currencies. This goal is fundamental, which means it may not be changed without shareholder approval. Of course, there is no assurance that the fund will meet its goal.

Below is a description of various types of money market instruments that the fund may buy, as well as more detailed information about some of the fund's investment policies. Other types of money market instruments may become available that are similar to those described below and in which the fund also may invest if consistent with its investment goal and policies.

MONEY MARKET INSTRUMENTS Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers' acceptances, and other short-term liquid instruments.

The fund may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The fund also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Economic Community (a twelve-nation organization engaged in cooperative economic activities), the European Coal and Steel Community (an economic union of various European nations' steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

GOVERNMENT SECURITIES. U.S. government securities include securities issued or guaranteed by the U.S. government, its agencies, or various instrumentalities that have been established or sponsored by the U.S. government. Some U.S. government securities, including Treasury bills, notes and bonds and securities of the Government National Mortgage Association, are issued or guaranteed by the full faith and credit of the U.S. government or carry a guarantee that is supported by the full faith and credit of the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not considered direct obligations of the U.S. government. Instead, they involve sponsorship or guarantees by government agencies or enterprises. For example, some securities are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Bank. Other securities, such as obligations of the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the instrumentality. While the U.S. government provides financial support to these U.S. government-sponsored agencies and instrumentalities, there is no assurance that it will continue to do so.

Foreign government securities may include direct obligations, as well as obligations guaranteed by the foreign government.

FLOATING AND VARIABLE RATE NOTES. Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in the fund's portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note's price. While this feature helps protect against a decline in the note's market price when interest rates rise, it lowers the fund's income when interest rates fall. Of course, the fund's income from its floating and variable rate investments also may increase if interest rates rise.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

FINANCIAL SERVICES OBLIGATIONS. Under normal market conditions, the fund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (CDs) - CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers' acceptances - Bankers' acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer's draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

The fund will not invest more than 5% of its total assets in obligations of any one foreign bank.

CURRENCY TRANSACTIONS The fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The fund also enters into forward currency contracts. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The manager may invest the fund's assets in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This management technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the manager may use forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose 100% of its net assets to foreign currencies. The fund may not enter into a position hedging, forward currency contract if more than 10% of its total assets would be committed to such contracts.

Please keep in mind that the fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the fund may not be able to hedge against a currency devaluation that is so generally anticipated that the fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It is also possible, under certain circumstances, that the fund may have to limit its currency transactions to qualify as regulated investment companies under the Internal Revenue Code.

The fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since the fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the fund value its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, and offer to buy the currency at a lower rate if the fund tries to resell the currency to the dealer.

CURRENCY FUTURES The fund may enter into currency futures contracts and buy options on currency futures contracts to try to hedge against changes in currency exchange rates. A currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. When the fund enters into a futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the currency fluctuates, both parties to the contract are required to make additional margin payments, known as "variation margin," to cover any additional obligation they may have under the contract.

The fund may sell currency futures contracts to try to offset a possible decline in the value of the currency in which its securities are denominated. The value of a currency futures contract tends to rise when the value of the currency (and the hedged security) falls and to fall when the value of the currency (and the hedged security) rises. The fund may buy currency futures contracts to try to fix a favorable currency exchange rate for securities denominated in the currency that the fund intends to buy.

The fund also may buy put and call options on currency futures contracts for hedging purposes. A put option gives the fund the right to sell a futures contract and a call option gives the fund the right to buy a futures contract. The fund must pay a premium for the option, but is not required to take any action under the contract. If the fund is unable to profitably exercise the option before it expires, the fund's loss will be limited to the amount of the premium and any transaction costs.

The fund may enter into closing purchase or sale transactions to terminate a futures contract. The fund may close out an option that it has purchased by selling an offsetting option of the same series. There is no guarantee that the fund will be able to enter into closing transactions. The fund's ability to enter into closing transactions will depend on the development and maintenance of a liquid market, which may not be available at all times.

The fund will not use currency futures contracts for speculation. Except for closing purchase and sale transactions, the fund will not buy or sell currency futures contracts or options on such contracts if, immediately thereafter, the sum of margin deposits on the fund's outstanding futures positions and premiums paid for outstanding options on futures would exceed 5% of the market value of the fund's total assets. It is also possible, under certain circumstances, that the fund may have to limit its futures and options transactions to qualify as a regulated investment company under the Internal Revenue Code.

CURRENCY OPTIONS For hedging purposes, the fund may buy put and call options on any currency in which its investments are denominated. The fund also may enter into closing sale transactions to try to realize gains or reduce losses on currency options purchased by the fund.

The fund may buy currency call options to fix a favorable currency exchange rate for securities denominated in the currency the fund intends to buy. A call option gives the fund the right to buy a specified currency at a specified price in return for the premium paid. The fund may realize a gain if, during the option period, the value of the currency exceeds the sum of the exercise price, the premium paid and the transaction costs, otherwise the fund will realize a loss on the option.

The fund may buy currency put options to try to hedge against a decline in the value of the currency in which its securities are denominated. A put option gives the fund the right to sell a specified currency at a specified price in return for the premium paid. Gains and losses on put options will be offset by changes in the value of the underlying currency and the hedged securities. The fund may realize a gain if, during the option period, the value of the underlying currency decreases below the exercise price enough to cover the premium paid and the transaction costs, otherwise the fund will realize a loss on the option.

If the fund is unable to effect a closing sale transaction with respect to options it has bought, it will have to exercise the options to realize any profit and may incur transaction costs upon the purchase or sale of underlying currencies.

Currency options trade on exchanges and in the over-the-counter (OTC) market and may be bought only when the manager believes a liquid secondary market exists, although there can be no assurances that a liquid secondary market will exist for a particular option at any specific time. In general, OTC options differ from exchange-traded options in that they are two-party contracts with the terms negotiated between buyer and seller, and they are endorsed and/or guaranteed by third parties (such as a member of the New York Stock Exchange). The fund may buy OTC options only from dealers and institutions that the manager believes present minimal credit risk.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes that extraordinary events are disrupting the currency markets or the economies of countries where the fund invests. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in foreign instruments denominated in a particular currency affected by such extraordinary events.

ILLIQUID INVESTMENTS The fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

The board has authorized the fund to invest in restricted securities if the investment is consistent with the fund's investment goal. Restricted securities may be considered liquid if the fund's manager believes that there is a liquid institutional or other market for the securities, as with restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A under the Securities Act of 1933 and for which a liquid institutional market has developed. The board will review any determination by the manager to treat a restricted security as liquid on a quarterly basis. To the extent the fund invests in restricted securities that are considered liquid at the time of purchase, the general level of liquidity in the fund may be reduced if qualified institutional buyers become uninterested in buying the securities or the market for the securities otherwise contracts.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 30% of the value of the fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund also continues to receive any distributions paid on the loaned securities. The fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.


INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:


1. Buy common stocks, preferred stocks, warrants or other equity securities, or buy municipal bonds or industrial revenue bonds.

2. Sell securities short or buy securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin hereunder.

3. Buy or sell real estate, securities of real estate investment trusts, commodities, or oil and gas interests, except that the fund may buy or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may buy and sell options on such futures contracts.


4. Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

5. Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the Internal Revenue Code) (a) more than 25% of its total assets in the securities of any one issuer, or (b) with respect to 50% of the fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

7. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the fund's total assets, the fund will not make any additional investments.

8. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 331/3% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.

9. Underwrite the securities of other issuers.

10. Make loans to others except through the purchase of debt obligations referred to in the prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the U.S. Securities and Exchange Commission and the board of trustees, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

11. Invest in companies for the purpose of exercising control.


12. Buy the securities of any issuer having less than three years' continuous operations (or any predecessors) if such purchase would cause the value of the fund's investments in all such issuers to exceed 5% of the value of its total assets.

Securities issued by a foreign government, its agencies and instrumentalities, or by supranational organizations, are considered one industry for concentration purposes.


If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.


Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.


RISKS
------------------------------------------------------------------------------


CURRENCY Exchange rates fluctuate for a number of reasons. Depending on the currency and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

INFLATION. The most fundamental reason exchange rates change is to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions and a host of other factors.


TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

INTEREST RATES. High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. Since high interest rates are often the result of high inflation, however, long-term results may be the opposite.

BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can "flood" the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the currency is likely to fall.

GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

The value of the fund's investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that the fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the fund's net asset value per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur, except to the extent that losses are offset by net investment income generated by the money market instruments in which the fund invests.

The currency-related gains and losses experienced by the fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Your gains or losses on shares of the fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the fund's assets also will be affected by changes in the value of the securities that are unrelated to changes in currency exchange rates.


The fund may incur currency exchange costs when its sells instruments denominated in one currency and buy instruments denominated in another.

CURRENCY MANAGEMENT. Currency management strategies, including the creation of synthetic currency positions, may substantially change the fund's investment exposure to exchange rates and could result in losses to the fund if currencies do not perform as the manager anticipates. There is no assurance that the manager's use of currency management strategies will be advantageous to the fund or that they will be used at appropriate times. Although synthetic positions involve costs to the fund, these costs are typically lower than the costs associated with direct investments in securities denominated in foreign currencies.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have fully replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries. The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

It is uncertain how eleven different economies will adjust to a unified monetary system and the loss of exchange rate flexibility. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion on their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.


While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.


FOREIGN Foreign money market instruments may involve risks that can increase the potential for losses in the fund. These risks can be significantly greater for investments in emerging markets.

The risks of foreign investing include the possibility of cessation of trading on national exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, or diplomatic developments that could affect investments in money market instruments of foreign issuers.

There may be less public information available about foreign issuers, as compared to the reports and ratings published about issuers in the U.S. Foreign issuers may not be subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. The fund, therefore, may have difficulty obtaining market quotations to value its portfolio and calculate its net asset value.

Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Foreign markets have substantially less volume than the New York Stock Exchange and money market instruments of some foreign issuers are less liquid and more volatile than money market instruments of comparable U.S. issuers. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. Settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The fund's investments in foreign money market instruments may result in a lower level of liquidity in the fund's portfolio. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the fund has substantial investments or deterioration in relations between the U.S. and the foreign country.

Investments in companies in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such investments and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that any recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

Foreign investments may be subject to transaction taxes charged by foreign governments. This would increase the cost of an investment and reduce the realized gain or increase the realized loss on an investment at the time of sale. Transaction costs and custodial expenses for a portfolio of foreign investments generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign money market instruments may be subject to foreign withholding taxes on interest income payable on the money market instruments.

U.S. government policies have, in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While currently there are no such restrictions, they could be reinstituted. In that event, it may be necessary for the fund to temporarily invest all or substantially all of its assets in U.S. money market instruments, or it may become necessary to liquidate the fund.

FINANCIAL SERVICES OBLIGATIONS. U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most are insured by the Federal Deposit Insurance Corporation, although this insurance may not be of great benefit to the fund depending on the amount of a bank's obligations that the fund holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The deposits of branches licensed by states may not, however, be insured by the FDIC. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

CURRENCY FUTURES AND OPTIONS Transactions in options and futures are generally considered "derivative securities." They are highly specialized and involve investment techniques and risks different from those associated with ordinary securities transactions.

Although currency futures contracts and options transactions may be used by the fund to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if the fund had not entered into these transactions. Even if the manager correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the fund's futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the fund's futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the fund may lose its margin deposits or collateral if a broker with whom the fund has an open futures or options position becomes bankrupt.




OFFICERS AND TRUSTEES
------------------------------------------------------------------------------


The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors the Hard Currency Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 47 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

David K. Eiteman (70)
15340 Albright Street #301, Pacific Palisades, CA 90272
TRUSTEE

Professor of Finance, John E. Anderson Graduate School of Management, University of California, Los Angeles (1959-1991) and Professor Emeritus (1991-present).

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds.

Gerald R. Healy (58)
222371/2 Erwin St., Woodland Hills, CA 91367
TRUSTEE

Private consultant; Executive Vice President, Capital Health Services Corp.; and FORMERLY, Director, Corporate Management Resources of Alliance Imaging, Inc.

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds.

David P. Kraus (42)
2707 Stoner Ave., Los Angeles, CA 90064
TRUSTEE

Attorney with various private law firms in Los Angeles (1981-present); and Attorney with Bet Tzedek Legal Services (1995-February 1999).

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014
TRUSTEE

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Quarterdeck Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (71)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 47 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), President, National Association of Securities Dealers, Inc. and Director, Real 3D (software).

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (51)
1840 Gateway Drive, San Mateo, CA 94404
SECRETARY

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 33 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Senior Vice President and General Counsel, Franklin Resources, Inc., Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc., Executive Vice President, Franklin Advisers, Inc., Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC, and Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc. (until January 2000).

Charles E. Johnson (43)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; Chairman and Director, Templeton Investment Counsel, Inc.; President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

David Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust and Franklin Real Estate Management, Inc.; President and Chief Executive Officer, Franklin Properties, Inc.; officer of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Vice President and Deputy General Counsel, Franklin
Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk, U.S. District Court (District of Massachusetts).

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer of 51 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

Kimberley Monasterio (37)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.


*This board member is considered an "interested person" under federal securities laws.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


The trust pays noninterested board members $800 per year plus $800 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to certain noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.

                                                                    NUMBER OF
                                                                    BOARDS IN
                                                   TOTAL FEES      THE FRANKLIN
                                                 RECEIVED FROM      TEMPLETON
                                 TOTAL FEES       THE FRANKLIN        GROUP
                                  RECEIVED         TEMPLETON         OF FUNDS
                                    FROM             GROUP           ON WHICH
NAME                           THE TRUST 1 ($)   OF FUNDS 2 ($)    EACH SERVES 3
--------------------------------------------------------------------------------

Frank H. Abbott, III                3,758           156,060             27

Harris J. Ashton                    3,586           363,165             47

David K. Eiteman                    3,200             2,400              1

S. Joseph Fortunato                 3,478           363,238             49

Gerald R. Healy                     3,200             3,200              1

David P. Kraus                      4,000             4,000              1

Frank W.T. LaHaye                   4,325           156,060             27

Gordon S. Macklin                   3,586           363,165             47

1. For the fiscal year ended October 31, 1999.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.


Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Messrs. Abbott, Ashton, Fortunato, LaHaye and Macklin historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each such board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.


MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------


MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages.


The fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the fund or that are currently held by the fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the fund, its manager and principal underwriter will be governed by the code of ethics.


The fund's sub-advisor is Templeton Investment Counsel, Inc., through its Global Bond Managers division. The sub-advisor has an agreement with the manager and provides the manager with investment management advice and assistance. The sub-advisor provides a continuous investment program for the fund, including allocation of the fund's assets among the various securities markets of the world and, investment research and advice with respect to securities and investments and cash equivalents in the fund. The sub-advisor's activities are subject to the board's review and control, as well as the manager's instruction and supervision.

MANAGEMENT FEES The fund pays the manager a fee equal to an annual rate of 0.65% of the value of the average daily net assets of the fund.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended October 31, the fund paid the following management fees:


                                                     MANAGEMENT
                                                   FEES PAID ($)
--------------------------------------------------------------------------------

1999                                                  244,119

1998                                                  479,459

1997                                                  682,152


The manager pays the sub-advisor a fee equal to an annual rate of 0.25% of the value of the average daily net assets of the fund. The manager pays this fee from the management fees it receives from the fund. For the last three fiscal years ended October 31, the manager paid the following sub-advisory fees:


                                                    SUB-ADVISORY
                                                   FEES PAID ($)
--------------------------------------------------------------------------------

1999                                                  152,575

1998                                                  184,407

1997                                                  262,370


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o  0.15% of the fund's average daily net assets up to $200 million;

o  0.135% of average daily net assets over $200 million up to $700 million;

o  0.10% of average daily net assets over $700 million up to $1.2 billion; and

o  0.075% of average daily net assets over $1.2 billion.


During the last three fiscal years ended October 31, the manager paid FT Services the following administration fees:

                                                   ADMINISTRATION
                                                   FEES PAID ($)
--------------------------------------------------------------------------------

1999                                                        0

1998                                                  110,658

1997                                                  172,706

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all
correspondence  to  Investor  Services  to  P.O.  Box  997151,   Sacramento,  CA
95899-9983.

For its services, Investor Services receives a fixed fee per account. The fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the fund's assets. As foreign custody manager, the bank selects and monitors foreign subcustodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.


AUDITOR PricewaterhouseCoopers LLP, 200 East Las Olas Blvd., Ft. Lauderdale, FL 33301, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

Since most purchases by the fund are principal transactions at net prices, the fund incurs little or no brokerage costs. The fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.


Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.


During the fiscal years ended October 31, 1999, 1998 and 1997, the fund did not pay any brokerage commissions.

For the fiscal year ended October 31, 1999, the fund did not pay brokerage commissions to brokers who provided research services.

As of October 31, 1999 the fund did not own securities of its regular broker-dealers.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------


The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in any distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if it makes this election.


INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning after the year 2005 (2000 for certain shareholders), gains from the sale of fund shares held for more than five years may be subject to a reduced tax rate.


Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


U.S. GOVERNMENT OBLIGATIONS States grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because the fund's income is derived primarily from investments in foreign rather than domestic securities, generally none of its distributions will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund (possibly causing the fund to sell securities to raise the cash for necessary distributions) and/or defer the fund's ability to recognize losses and, in limited cases, subject the fund to U.S. federal income tax on income from certain foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------


The fund is a series' of Franklin Templeton Global Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust in November 1985 and reorganized as a Delaware business trust on October 1, 1996, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

The fund currently offers two classes of shares, Class A and Advisor Class. The fund may offer additional classes of shares in the future. The full title of each class is:


o  Franklin Templeton Hard Currency Fund - Class A
o  ranklin Templeton Hard Currency Fund - Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.


As of February 1, 2000, the principal shareholders of the funds, beneficial or of record, were:

                                                                   PERCENTAGE
NAME AND ADDRESS                                SHARE CLASS           (%)
--------------------------------------------------------------------------------

Albert A. Haust III                               Advisor              9.3
1156 Morningside Avenue                            Class
South San Francisco, CA 94080

Franklin Resources, Inc.1                         Advisor             52.3
555 Airport Blvd. 4th Floor                        Class
Burlingame, CA 94010

John S. Sawaya                                    Advisor             18.1
3441 Data Drive Apt 301                            Class
Rancho Cordova, CA 95670

1. Franklin Resources, Inc. is a Delaware Corporation.
Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and trustees of the trust, may be considered beneficial holders of the fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the fund.


From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of February 4, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.


BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.


When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.


If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.


Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.


If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's NAV is not calculated. Thus, the calculation of the fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the fund for acting as underwriter of the fund's Advisor Class shares.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC.


For periods before January 1, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the fund's Class A shares. For periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.


An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns for the indicated periods ended October 31, 1999, were:

                                                                      SINCE
                                                                    INCEPTION
                                 1 YEAR      5 YEARS    10 YEARS    (11/17/89)
                                   (%)         (%)         (%)         (%)
--------------------------------------------------------------------------------

Hard Currency Fund
 Advisor Class                    -6.17       -1.92         -          4.73

The following SEC formula was used to calculate these figures:


                                      n
                                P(1+T)  = ERV

where:

P    =   a hypothetical initial payment of $1,000

T    =   average annual total return

n    =   number of years

ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended October 31, 1999, were:

                                                                      SINCE
                                                                    INCEPTION
                                 1 YEAR      5 YEARS    10 YEARS    (11/17/89)
                                   (%)         %)          (%)         (%)
--------------------------------------------------------------------------------

Hard Currency Fund
 Advisor Class                    -6.17       -9.22         -         58.42

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended October 31, 1999, was:

                                                              YIELD (%)
--------------------------------------------------------------------------------

Hard Currency Fund Advisor Class                                 4.07

The following SEC formula was used to calculate this figure:


                                              6
                          Yield = 2 [(A-B + 1)  - 1]
                                      ---
                                      cd

where:

a    =   interest earned during the period

b    =   expenses accrued for the period (net of reimbursements)

c    =   the average daily number of shares outstanding during the period that were entitled to receive dividends

d    =   the net asset value per share on the last day of the period


CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended October 31, 1999, was:

                                                        DISTRIBUTION RATE (%)
--------------------------------------------------------------------------------

Hard Currency Fund Advisor Class                                 2.56


VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES - provide performance statistics over specified time periods.

o Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.


o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R) companies, Salomon Brothers, Merrill Lynch, Lehman Brothers(R) and Bloomberg(R) L.P.


o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or information also may compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to fall. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------


The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $235 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 103 U.S. based open-end investment companies to the public. The fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S


Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P


S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:


A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.










                         FRANKLIN TEMPLETON GLOBAL TRUST
                               FILE NOS. 33-01212
                                   & 811-4450

                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 23.    EXHIBITS.

      The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)   Agreement and Declaration of Trust

            (i)   Agreement and Declaration of Trust dated May 14, 1996
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: August 2, 1996

            (ii)  Certificate of Trust dated May 14, 1996
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: August 2, 1996

      (b)   By-Laws

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: August 2, 1996

      (c)   Instruments Defining Rights of Security Holders

            Not Applicable

      (d)   Investment Advisory Contracts

            (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated August 28, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: February 27, 1998

            (ii) Subadvisory Agreement on behalf of Registrant between Franklin Advisers, Inc. and Templeton Investment Counsel, Inc. dated August 28, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: February 27, 1998

      (e)   Underwriting Contracts

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated August 28, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: February 27, 1998

            (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers
                  Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: December 31, 1998

      (f)   Bonus or Profit Sharing Contracts

            Not Applicable

      (g)   Custodian Agreements

            (i) Custody Agreement between The Chase Manhattan Bank, N.A. and Franklin/Templeton Global Trust dated November 15, 1993
                  Filing: Post-Effective Amendment No. 14 to
                  Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: December 29, 1995

            (ii) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: February 27, 1998

            (iii) Amendment, dated May 7, 1997, to Master Custody Agreement between Registrant and Bank of New York dated February 16,
                  1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: February 27, 1998

            (iv) Amendment, dated February 27, 1998, to Exhibit A of the Master Custody Agreement between the Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: December 31, 1998

            (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: February 27, 1998

            (vi) Foreign Custody Manager Agreement between the Registrant and Bank of New York made as of July 30, 1998, effective as of February 27, 1998
                  Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: December 31, 1998

            (vii) Amendment, dated September 16, 1999, to Exhibit A of the
                  Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

      (h)   Other Material Contracts

            (i) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated December 1, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services, Inc.

      (i)   Legal Opinion

            (i)   Opinion and Consent of Counsel dated December 14, 1998
                  Filing: Post-Effective Amendment No. 19 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: December 31, 1998

      (j)   Other Opinions

            (i)   Consent of Independent Accountants

      (k)   Omitted Financial Statements

            Not Applicable

      (l)   Initial Capital Agreements

            Not Applicable

      (m)   Rule 12b-1 Plan

            (i) Distribution Plan pursuant to Rule 12b-1 between Registrant and Franklin/Templeton Distributors, Inc. dated August 28, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: February 27, 1998

      (o)   Rule 18f-3 Plan

            (i) Multiple Class Plan on behalf of Franklin Templeton Hard Currency Fund dated September 17, 1996
                  Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
                  File No. 33-01212
                  Filing Date: December 31, 1996

      (p)   Power of Attorney

            (i)   Power of Attorney dated February 15, 2000

            (ii)  Certificate of Secretary dated February 28, 2000

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

            None

ITEM 25.    INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds(R). In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.    PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
 (formerly Franklin Valuemark Funds)
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 29.    MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.    UNDERTAKINGS

Not Applicable



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of February, 2000.

                                    FRANKLIN TEMPLETON GLOBAL TRUST
                                    (Registrant)

                                    BY:   /S/ CHARLES E. JOHNSON
                                          Charles E. Johnson
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Martin L. Flanagan*                   Principal Financial Officer
Martin L. Flanagan                     Dated: February 29, 2000

Diomedes Loo-Tam*                     Principal Accounting Officer
Diomedes Loo-Tam                       Dated: February 29, 2000

Frank H. Abbott, III*                 Trustee
Frank H. Abbott, III                   Dated: February 29, 2000

Harris J. Ashton*                     Trustee
Harris J. Ashton                       Dated: February 29, 2000

David K. Eiteman*                     Trustee
David K. Eiteman                       Dated: February 29, 2000

S. Joseph Fortunato*                  Trustee
S. Joseph Fortunato                    Dated: February 29, 2000

Gerald R. Healy*                      Trustee
Gerald R. Healy                        Dated: February 29, 2000

Charles B. Johnson*                   Chairman of the Board and
Charles B. Johnson                    Trustee
                                       Dated: February 29, 2000

Rupert H. Johnson, Jr.*               Trustee
Rupert H. Johnson, Jr.                 Dated: February 29, 2000

David P. Kraus*                       Trustee
David P. Kraus                         Dated: February 29, 2000

Frank W. T. LaHaye*                   Trustee
Frank W. T. LaHaye                    Dated: February 29, 2000

Gordon S. Macklin*                    Trustee
Gordon S. Macklin                     Dated: February 29, 2000


*By:  /S/ DAVID P. GOSS
      Attorney-in-Fact
      (pursuant to Power of Attorney filed herewith)



                         FRANKLIN TEMPLETON GLOBAL TRUST
                             REGISTRATION STATEMENT
                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION                             LOCATION

EX-99.(a)(i)               Agreement and Declaration of Trust      *
                           dated May 14, 1996

EX-99.(a)(ii)              Certificate of Trust dated May 14,      *
                           1996

EX-99.(b)(i)               By-Laws                                 *

EX-99.(d)(i)               Management Agreement between            *
                           Registrant and Franklin Advisers,
                           Inc. dated August 28, 1996

EX-99.(d)(ii)              Subadvisory Agreement on behalf of      *
                           Registrant between Franklin
                           Advisers, Inc. and Templeton
                           Investment Counsel, Inc. dated
                           August 28, 1996

EX-99.(e)(i)               Amended and Restated Distribution       *
                           Agreement between Registrant and
                           Franklin/Templeton Distributors,
                           Inc. dated August 28, 1996

EX-99.(e)(ii)              Forms of Dealer Agreements between      *
                           Franklin/Templeton Distributors,
                           Inc. and Securities Dealers

EX-99.(g)(i)               Custody Agreement between The Chase     *
                           Manhattan Bank, N.A. and
                           Franklin/Templeton Global Trust
                           dated November 15, 1993

EX-99.(g)(ii)              Master Custody Agreement between        *
                           Registrant and Bank of New York
                           dated February 16, 1996

EX-99.(g)(iii)             Amendment, dated May 7, 1997, to        *
                           Master Custody Agreement between
                           Registrant and Bank of New York
                           dated February 16, 1996

EX-99.(g)(iv)              Amendment, dated February 27, 1998,     *
                           to Exhibit A of the Master Custody
                           Agreement between the Registrant and
                           Bank of New York dated February 16,
                           1996

EX-99.(g)(v)               Terminal Link Agreement between         *
                           Registrant and Bank of New York
                           dated February 16, 1996

EX-99.(g)(vi)              Foreign Custody Manager Agreement       *
                           between the Registrant and Bank of
                           New York made as of July 30, 1998,
                           effective as of February 27, 1998

EX-99.(g)(vii)             Amendment, dated September 16,          Attached
                           1999, to Exhibit A of the Master
                           Custody Agreement between
                           Registrant and Bank of New York
                           dated February 16, 1996

EX-99.(h)(i)               Subcontract for Fund Administrative     Attached
                           Services dated October 1, 1996 and
                           Amendment thereto dated December 1,
                           1998 between Franklin Advisers, Inc.
                           and Franklin Templeton Services, Inc.

EX-99.(i)(i)               Opinion and Consent of Counsel dated    *
                           December 14, 1998

EX-99.(j)(i)               Consent of Independent Accountants      Attached

EX-99.(m)(i)               Distribution Plan pursuant to Rule      *
                           12b-1 between Registrant and
                           Franklin/Templeton Distributors,
                           Inc. dated August 28, 1996

EX-99.(o)(i)               Multiple Class Plan on behalf of        *
                           Franklin Templeton Hard Currency
                           Fund dated September 17, 1996

EX-99.(p)(i)               Power of Attorney dated February 15,    Attached
                           2000

EX-99.(p)(ii)              Certificate of Secretary dated          Attached
                           February 28, 2000


*  Incorporated by Reference